IRONWOOD SERIES TRUST (the “Trust”)

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND (the “Fund”)

Investment Shares

Institutional Shares

Supplement dated November 12, 2008 to

the Prospectus dated May 1, 2008 as supplemented June 13, 2008

At meetings held on September 8, 2008 and October 29, 2008 respectively, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Board of Trustees of the Professionally Managed Portfolios (“PMP”) considered and unanimously approved a Form of Agreement and Plan of Reorganization (the “Plan of Reorganization”). Under the terms of the Plan of Reorganization and subject to shareholder approval, the Fund will be reorganized into a new series of PMP which will be established for the purposes of the reorganization (the “New Fund”). Like the Trust, PMP is an open-end investment company organized under the laws of the Commonwealth of Massachusetts and registered with the Securities and Exchange Commission (“SEC”). Under the Plan of Reorganization, substantially all of the assets and liabilities of the Fund will be transferred to the New Fund, and shareholders of the Fund will receive shares of the New Fund having equivalent value to the net assets transferred (the “Reorganization”). Note, in the case of the Institutional Class shareholders, they will receive additional shares of the Investor Class shares equal to the monetary value they own of Institutional Shares. Subsequently, the Fund will be liquidated and terminated.

If the Reorganization is approved and implemented, shareholders of the Fund will become shareholders of the New Fund. The New Fund’s investment adviser is Windowpane Advisors, LLC (“Windowpane”); however the day-to-day management of the New Fund will continue to be conducted by the Fund’s current portfolio manager as an employee of Ironwood Investment Management, LLC (“Ironwood”). Ironwood, the Fund’s current investment adviser, is the sub-adviser of the New Fund. The New Fund’s investment objective is identical to the Fund’s investment objective and the New Fund’s principal investment strategies are substantially similar to those of the Fund.

There are some differences between the Funds, While the Fund currently offers two classes of shares—Investment Shares and Institutional Shares, the New Fund will initially only offer one class of shares—an Investor Class, which will be similar to the Fund’s Investment Shares. The New Fund’s Investor Class will impose a Rule 12b-1 fee of 0.25% of the Fund’s average daily net assets, however, the New Fund plans to temporarily suspend the Rule 12b-1 fee, and commit to waive advisory fees as necessary in order to maintain the Fund’s expense ratio at 2.00% of the Fund’s average daily net assets. (The Fund’s current expense ratio for the Investment Shares is capped at 1.95% of the Fund’s average daily net assets.)

In addition to introducing a new investment adviser, other differences will be (1) the service providers that provide Third Party Service Arrangements (i.e., custody, administrative, distribution and other general support services) to the Fund; (2) the New Fund will be under the PMP umbrella instead of the only series of the Ironwood Series Trust; and (3) the New Fund will have a different Board of Trustees than the Fund. Shareholders will receive New Fund shares equal in value as of the Closing Date to shares of the Fund held as of the Closing Date. The total value of the New Fund shares that shareholders receive in the Reorganization will be the same as the total value of the shares of the Fund that shareholders held immediately before the Reorganization. The Reorganization will not affect the value of shareholder investments at the time of Reorganization and shareholder interests in the Fund will not be diluted. The Reorganization is expected to be tax-free to the Fund and its shareholders.

The 1940 Act generally requires that shareholders of a mutual fund elect the fund’s trustees and approve the fund’s investment advisory agreement and distribution plan under Rule 12b-1 of the 1940 Act. Those requirements apply to the New Fund equally as to the Fund. If shareholders of the Fund approve the Reorganization contemplated by the Plan of Reorganization, such approval shall be deemed to constitute approval of the following matters with respect to which PMP and the New Fund have acted upon:

•	election of the Trustees of the New Fund;

•	an investment management agreement between PMP, on behalf of the New Fund, and Windowpane (the “New Management Agreement”);

•	investment sub-advisory agreement among PMP, on behalf of the New Fund, Windowpane and Ironwood (the “Sub-Advisory Agreement”); and

•	a distribution plan with respect to the New Fund.

Windowpane, Ironwood and USBFS will bear the expenses associated with the Reorganization. The expenses include, but are not limited to, costs relating to preparation, printing and distribution of the Proxy Statement/Prospectus and registration statement, legal fees and accounting fees with respect to the Reorganization and Proxy Statement/Prospectus and expenses of holding a shareholder meeting and soliciting shareholder votes.

If shareholders of the Fund fail to approve the Reorganization, the Fund will not be reorganized into the New Fund, and Ironwood and the Board will consider other alternatives for the Fund.

In the coming weeks Shareholders should expect to receive proxy materials which will include information regarding the Reorganization and the Proxy Statement/Prospectus.

The following information replaces disclosure in the fund’s Prospectus dated May 1, 2008:

The Fund’s Management (page 7)

Ironwood, the Fund’s manager, is located at 21 Custom House Street, Suite 240, Boston, MA 02110 and was formed in August 1997. Ironwood has provided investment advisory and management services to clients since 1998. Ironwood currently manages assets for the Fund, institutional clients, such as pension funds, endowments, foundations and public retirement plans, as well as for high net worth individual investors. Ironwood was a subsidiary of MB Investment Partners & Associates, LLC (“MBA”).

On April 30, 2008, Warren J. Isabelle, a Managing Director of Ironwood and the Portfolio Manager of the Fund, and Donald Collins, a Managing Director and Portfolio Manager of Ironwood Investment Management, LLC (“Ironwood”) purchased a majority interest in Ironwood from MBA (the “Transaction”). MBA retains a minority ownership interest in Ironwood.

The Transaction resulted in a change in control of Ironwood and an assignment and automatic termination of the Advisory Agreement between Ironwood and the Trust pursuant to the terms of that Agreement. The Board of Trustees of the Trust called a meetings on March 18, 2008 and May 30, 2008, to consider among other matters the approval of an Interim Investment and New Advisory Agreements between the Trust and Ironwood (the “Interim Agreement”) that became effective upon the closing of the Transaction, and various items relating to a meeting of the Fund’s shareholders to consider a new Investment Advisory Agreement between the Trust and Ironwood. For the period between April 30, 2008 and September 1, 2008,

Ironwood served as the Fund’s investment adviser pursuant to the Interim Agreement. At the Special Meeting of Shareholders held on September 2, 2008, shareholders of the Fund approved a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Ironwood (the “New Agreement”).

A discussion summarizing the basis on which the Board most recently approved the Advisory Agreement and Interim Agreement between the Trust, on behalf of the Fund, and Ironwood is included in the Fund’s semi-annual report for the period ended June 30, 2008.

Subject to the general oversight of the Board, Ironwood supervises the Fund’s investment activities and determines which securities are purchased or sold by the Fund, and Ironwood is responsible for all expenses related to its services in managing the Fund. Ironwood received an annual fee of 1.00% of the Fund’s average daily net assets for the fiscal year ended December 31, 2007. This fee is computed daily and paid monthly.

The Fund and Ironwood have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth officers, directors and advisory personnel’s fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Persons subject to either the Fund’s or Ironwood’s code of ethics, including Ironwood investment personnel, may invest in securities for their own investment accounts, including, subject to certain conditions, securities that may be purchased or held by the Fund.

The fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

The following information replaces disclosure in the fund’s Prospectus dated May 1, 2008:

Financial Highlights (page 20)

The financial highlight table is intended to help you understand the financial performance of the Fund for the past 5 years. Certain information reflects financial results for a single Fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2007 has been audited.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.